                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                              AMENDMENT NO. 1

                                    TO

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

                               July 24, 1998
-------------------------------------------------------------------------------
                     (Date of earliest event reported)


                              CFS Bancorp, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-24611                 33-2042093
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


            707 Ridge Road                                              46321
-------------------------------------------------------------------------------
(Address of principal executive offices)                              (ZipCode)


                                (219) 836-5500
-------------------------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                Not  Applicable
-------------------------------------------------------------------------------
               (Former name, former address and former fiscal year,
                         if changed since last report)



                               Page 1 of 12 Pages
                        Exhibit Index appears on Page 3

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

          Pursuant to the requirements of Item 7(a)(4) and Item 7(b)(2) of Form 8-K, CFS Bancorp, Inc. (the "Company") hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Commission on July 31, 1998 ("Amendment No. 1") with the financial information required by Item 7.

     (a) The following audited financial statements of SuburbFed Financial Corp. ("SFC") are incorporated by reference to the Company's registration statement on Form S-1 filed with the Securities and Exchange Commission on March 23, 1998, as amended:

     Independent Auditors' Report

     Consolidated Statements of Financial Condition as of December 31, 1997
       and 1996

     Consolidated Statements of Earnings for the Years Ended December 31,
       1997, 1996 and 1995

     Consolidated Statement of Changes in Stockholders' Equity for the Years
       Ended December 31, 1997, 1996 and 1995

     Consolidated of Cash Flows for the Years Ended 1997, 1996 and 1995

     Notes to Consolidated Financial Statements

     The following unaudited, consolidated interim financial statements of SFC are incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 filed by SFC with the Securities and Exchange Commission:

     Consolidated Statements of Financial Condition at March 31, 1998

     Consolidated Statements of Income (Unaudited) Three Months Ended March 31,
       1998 and 1997

     Consolidated Statement of Changes in Stockholders' Equity Three Months
       Ended March 31, 1998 (Unaudited)

     Consolidated Statement of Cash Flows (Unaudited) Three Months Ended
       March 31, 1998 and 1997

     Notes to Consolidated Financial Statements

     (b) The pro forma financial information required by this Item 7(b) is located on pages 4-11 of this Amendment No.1.

     (c) Exhibits:

     Exhibit Number                                 Description

     2(i) Agreement and Plan of Merger, dated as of December 29, 1997, by and between the Company,
                                        Citizens and SFC.*

     2(ii) Plan of Conversion, dated as of December 29, 1997, as amended on March 16, 1998 and May 7, 1998, by and between the Company and Citizens.*

     99 Press Release issued by the Company on July 24, 1998 with respect to the closing.**







-----------------------------------

* This exhibit is incorporated by reference to the Company's registration statement on Form S-1 as filed on March 23, 1998, as amended.

** Previously filed.

                 PRO FORMA UNAUDITED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed consolidated balance sheets combine the consolidated historical balance sheets of the Company and SFC, assuming the merger of SFC with and into the Company (the "Merger") was consummated as of June 30, 1998, and December 31, 1997, respectively, on a pooling-of-interests accounting basis, and the following unaudited pro forma combined condensed consolidated statements of operations present the combined consolidated statements of operations of the Company and SFC assuming the Merger was consummated as of the beginning of the indicated periods. Certain insignificant reclassifications have been reflected in the pro forma information to conform statement presentations.

         As previously reported, the Merger was consummated on July 24, 1998 concurrently with the Company's completion of a mutual-to-stock conversion ("Conversion") of Citizens Financial Services, FSB ("Citizens"), the sale of the Company's common stock ("Company Common Stock") in an initial public offering (the "Conversion Shares") and the contribution of Company Common Stock to the Citizens Savings Foundation (the "Foundation"), a charitable trust established by the Company and Citizens. Accordingly, the pro forma unaudited financial information reflects the aforementioned transactions.

         Certain subjective estimates have been utilized in determining the pro forma adjustments applied to the historical results of operations of the Company and Citizens. Accordingly, the pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at December 31, 1997, June 30, 1998 or at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

         The pro forma information should be read in conjunction with the historical consolidated financial statements of the Company and SFC, including the related notes. Reference is made in this regard to the Form S-1 filed by the Company on March 23, 1998, the Form 10-Q filed by SFC for the quarter ended March 31, 1998 and the Form 10-Q filed by the Company for the quarter ended June 30, 1998.

       Pro Forma Unaudited Consolidated Statement of Financial Condition
                                  June 30, 1998

                                                    Citizens     Pro Forma Conversion    Citizens Financial,
                                                    Financial         Adjustments            As Converted          SFC
                                                    ----------   --------------------    -------------------     --------

                                                                               (Dollars in thousands, except per share data)

Assets

   Cash........................................     $     9,468     $  (2,900)(1)          $      6,568          $  4,151
   Interest-bearing deposits...................          72,328            --                    72,328             3,986
   Federal funds sold..........................          78,000       (76,789)(1)                 1,211                --
                                                      ---------     ----------               ----------          --------
   Cash and cash equivalents...................         159,796       (79,689)                   80,107             8,137
   Investment securities held for trade........              --                                      --             1,897
   Investment securities available for sale....          23,946                                  23,946            69,690
   Investment securities held to maturity......         509,348                                 509,348            67,489
   Loans receivable, net.......................         379,100                                 379,100           293,848
   FHLB stock, at cost.........................           3,234                                   3,234             4,487
   Office properties and equipment.............          11,898                                  11,898             4,983
   Accrued interest receivable.................           7,688                                   7,688             2,693
   Real estate owned...........................             904                                     904               122
   Other assets................................           2,191         1,000(2)                  3,191               165
                                                      ---------      ---------               ----------          --------
     Total Assets..............................      $1,098,105      $(78,689)               $1,019,416          $454,511
                                                      ---------      ---------               ----------          --------
                                                      ---------      ---------               ----------          --------

Liabilities and Stockholders' Equity
Liabilities:

   Deposits....................................      $ 710,655       $(28,925)(1)            $  681,730          $323,670
   Total borrowings............................        105,326                                  105,326            93,601
   Advances by borrowers for insurance & taxes.          3,453                                    3,453             3,208
   Subscription proceeds (cash)                        204,701       (204,701)(1)
   Other liabilities...........................          5,325                                    5,325             3,362
                                                      ---------      ---------               ----------          --------
     Total liabilities.........................      1,029,460       (233,626)(1)               795,834           423,841
                                                      ---------      ---------               ----------          --------
Stockholders' equity:
   Common Stock................................             --             182(3)                   182                14
   Additional paid-in capital..................             --         178,180(3)               178,180             8,887
   Retained earnings partially restricted......         67,751         (2,000)(3)                65,751            23,388
   ESOP shares.................................             --        (14,283)(3)               (14,283)              (37)
   Management Recognition Plan shares..........             --         (7,142)(3)                (7,142)               --
   Treasury stock..............................             --                                       --            (1,573)
   Unrealized gain on available for sale
     securities................................            894                                      894                (9)
                                                      ---------      ---------               ----------          --------
     Total stockholders' equity................         68,645        154,937                   223,582            30,670
                                                      ---------      ---------               ----------          --------
       Total liabilities and stockholders'
         equity................................     $1,098,105       $(78,689)               $1,019,416          $454,511
                                                      ---------      ---------               ----------          --------
                                                      ---------      ---------               ----------          --------
Book value per common share....................     $       --                               $    12.32          $   6.63(4)
                                                      ---------                              ----------          --------
                                                      ---------                              ----------          --------

                                                    Pro Forma Merger            Pro Forma
                                                       Adjustments             Consolidated
                                                    ----------------           ------------

Assets

   Cash........................................                                 $    10,719
   Interest-bearing deposits...................                                      76,314
   Federal funds sold..........................                                       1,211
                                                    ----------------           ------------
   Cash and cash equivalents...................                                      88,244
   Investment securities held for trade........                                       1,897
   Investment securities available for sale....                                      93,636
   Investment securities held to maturity......                                     576,837
   Loans receivable, net.......................                                     672,948
   FHLB stock, at cost.........................                                       7,721
   Office properties and equipment.............                                      16,881
   Accrued interest receivable.................                                      10,381
   Real estate owned...........................                                       1,026
   Other assets................................                                       4,356
                                                                               ------------
     Total Assets..............................                                  $1,473,927
                                                                               ------------
                                                                               ------------
Liabilities and Stockholders' Equity
Liabilities:
   Deposits....................................                                  $1,005,400
   Total borrowings............................                                     198,927
   Advances by borrowers for insurance & taxes.                                       6,661
   Subscription proceeds (cash)
   Other liabilities...........................           $  4,000(5)                12,687
                                                    ----------------           ------------
     Total liabilities.........................              4,000                1,223,675
                                                    ----------------           ------------
Stockholders' equity:
   Common Stock................................                 32(6)                   228
   Additional paid-in capital..................            (1,605)(6)               185,462
   Retained earnings partially restricted......            (4,000)(6)                85,139
   ESOP shares.................................                                    (14,320)
   Management Recognition Plan shares..........                                     (7,142)
   Treasury stock..............................             1,573(6)                    --
   Unrealized gain on available for sale
     securities................................                                        885
                                                    ----------------           ------------
     Total stockholders' equity................            (4,000)                  250,252
                                                    ----------------           ------------
       Total liabilities and stockholders'
         equity................................                --                $1,473,927
                                                    ----------------           ------------
                                                    ----------------           ------------
Book value per common share....................                                  $ 10.98(4)
                                                                               ------------
                                                                               ------------

                                            (Footnotes on following page)

--------------
(1) Reflects gross proceeds of $178.5 million from the sale of Conversion Shares, minus (i) estimated expenses of the Conversion equal to $3.2 million, (ii) the purchase of $14.3 million of Conversion Shares by the ESOP funded internally by a loan from the Company and (iii) the proposed purchase of $7.1 million of the Company Common Stock by the Company's recognition and retention plan ("RRP") funded internally by the Company, and (iv) subscription proceeds (cash and deposits) of $233.6 million.

(2) Adjustment to record the federal tax benefit of the contribution of 300,000 shares of Company Common Stock to the Foundation.

(3) Reflects the adjustments set forth in Notes (1) and (2) and the issuance of 300,000 shares of Company Common Stock as a contribution to the Foundation.

(4) Reflects the 3.6:1 Exchange Ratio. Adjusted outstanding shares of SFC used to calculate book value per common share are 4,627,695. For purposes of calculating the pro forma consolidated book value per share, 22,781,445 shares of Common Stock are deemed to be outstanding based on the issuance of 4,627,695 shares in the Merger (the "Exchange Shares"), 17,853,750 Conversion Shares and 300,000 shares issued to the Foundation.

(5) Adjustment to record the effects of estimated one-time charges of approximately $6.0 million, $4.0 million net of tax effect, which are charged to earnings as incurred. Since the estimated charges are non-recurring, they have not been reflected in the pro forma consolidated income statements and related per share calculations.

         The estimated non-recurring charges (in thousands) consist of the following:

         Merger related professional fees                            $1,000*
         Employee severance and contract costs                        2,750
         Data processing and space-related costs                      2,250
                                                                    -------
                                                                      6,000
         Tax benefit                                                  2,000
                                                                    -------
           Total estimated non-recurring charges                     $4,000
                                                                    -------
                                                                    -------

        * Amount not tax effected as it is not deductible for federal and state income tax purposes.

(6) Reflects the adjustments set forth in Note (5) above, plus reclassification necessary to reflect the exchange of each share of SFC Common Stock previously held for 3.6 shares of Company Common Stock with a par value of $.01 (assuming no additional exercises of options to acquire SFC Common Stock) and the retirement of SFC shares previously held in treasury.

           Pro Forma Unaudited Consolidated Statement of Financial Condition
                                  December 31, 1997

                                                    Citizens    Pro Forma Conversion    Citizens Financial,
                                                   Financial         Adjustments           As Converted          SFC
                                                   ---------    --------------------    -------------------   ----------
                                                                       (Dollars in thousands, except per share data)
Assets

   Cash........................................    $   8,290        $153,937(1)             $162,227          $   4,266
   Interest-bearing deposits...................        3,370                                   3,370              3,911
   Federal funds sold..........................        1,000                                   1,000                 --
                                                     -------        ---------                -------           --------
   Cash and cash equivalents...................       12,660         153,937                 166,597              8,177
   Investment securities held for trade........           --                                       -              1,741
   Investment securities available for sale....       24,714                                  24,714             41,123
   Investment securities held to maturity......      381,752                                 381,752             81,150
   Loans receivable, net.......................      301,934                                 301,934            293,632
   FHLB stock, at cost.........................        2,836                                   2,836              3,845
   Office properties and equipment.............       11,398                                  11,398              5,044
   Accrued interest receivable.................        6,009                                   6,009              2,598
   Real estate held for development and sale...        1,071                                   1,071                 --
   Real estate owned...........................        1,160                                   1,160                135
   Other assets................................        2,516           1,000(2)                3,516              1,017
                                                     -------        ---------                -------           --------
     Total Assets..............................     $746,050        $154,937                $900,987           $438,462
                                                     -------        ---------                -------           --------
                                                     -------        ---------                -------           --------
Liabilities and Stockholders' Equity
Liabilities:

   Deposits....................................     $669,417                                $669,417           $316,656
   Total borrowings............................           --                                      --             85,044
   Advances by borrowers for insurance &
     taxes.....................................        2,290                                   2,290              3,053
   Other liabilities...........................        8,654                                   8,654              4,202
                                                     -------                                 -------             ------
     Total liabilities.........................      680,361        $       --               680,361            408,955
                                                     -------                                 -------            -------
Stockholders' equity:
   Common Stock................................           --               182(3)                182                14
   Additional paid-in capital..................           --           178,180(3)            178,180             8,605
   Retained earnings partially restricted......       65,296            (2,000)(3)            63,296            22,407
   ESOP shares.................................           --           (14,283)(3)           (14,283)              (81)
   Management Recognition Plan shares..........           --            (7,142)(3)            (7,142)               --
   Treasury stock..............................           --                                      --            (1,605)
   Unrealized gain on available for sale
     securities................................          393                                     393               167
                                                     -------        ----------               -------           --------
     Total stockholders' equity................       65,689           154,937               220,626            29,507
                                                     -------        ----------               -------           --------
       Total liabilities and stockholders'
         equity................................     $746,050          $154,937              $900,987          $438,462
                                                     -------        ----------               -------           --------
                                                     -------        ----------               -------           --------
Book value per common share....................     $     --                                $  12.15          $   6.48(4)
                                                     -------                                 -------           --------
                                                     -------                                 -------           --------


                                                   Pro Forma Merger            Pro Forma
                                                      Adjustments             Consolidated
                                                   ----------------           ------------
Assets

   Cash........................................                                  $ 166,493
   Interest-bearing deposits...................                                      7,281
   Federal funds sold..........................                                      1,000
                                                                                   -------
   Cash and cash equivalents...................                                    174,774
   Investment securities held for trade........                                      1,741
   Investment securities available for sale....                                     65,837
   Investment securities held to maturity......                                    462,902
   Loans receivable, net.......................                                    595,566
   FHLB stock, at cost.........................                                      6,681
   Office properties and equipment.............                                     16,442
   Accrued interest receivable.................                                      8,607
   Real estate held for development and sale...                                      1,071
   Real estate owned...........................                                      1,295
   Other assets................................                                      4,533
                                                                                 ---------
     Total Assets..............................                                 $1,339,449
                                                                                 ---------
                                                                                 ---------
Liabilities and Stockholders' Equity
Liabilities:

   Deposits....................................                                 $  986,073
   Total borrowings............................                                     85,044
   Advances by borrowers for insurance &
     taxes.....................................                                      5,343
   Other liabilities...........................      $  4,000(5)                    16,856
                                                     ---------                   ---------
     Total liabilities.........................         4,000                    1,093,316
                                                     ---------                   ---------
Stockholders' equity:
   Common Stock................................            32(6)                       228
   Additional paid-in capital..................       (1,637)(6)                   185,148
   Retained earnings partially restricted......       (4,000)(6)                    81,703
   ESOP shares.................................                                   (14,364)
   Management Recognition Plan shares..........                                    (7,142)
   Treasury stock..............................         1,605(6)                       --
   Unrealized gain on available for sale
     securities................................                                       560
                                                     ---------                   ---------
     Total stockholders' equity................        (4,000)                    246,133
                                                     ---------                   ---------
       Total liabilities and stockholders'
         equity................................            --                  $1,339,449
                                                     ---------                   ---------
                                                     ---------                   ---------
Book value per common share....................                               $     10.84(4)
                                                                                 ---------
                                                                                 ---------

                                                 (Footnotes on following page)

---------------
(1) Reflects gross proceeds of $178.5 million from the sale of Conversion Shares, minus (i) estimated expenses of the Conversion equal to $3.2 million, (ii) the purchase of $14.3 million of Conversion Shares by the ESOP funded internally by a loan from the Company and (iii) the proposed purchase of $7.1 million of the Company Common Stock by the RRP funded internally by the Company.

(2) Adjustment to record the federal tax benefit of the contribution of 300,000 shares of Company Common Stock to the Foundation.

(3) Reflects the adjustments set forth in Notes (1) and (2) and the issuance of 300,000 shares of Company Common Stock as a contribution to the Foundation.

(4) Reflects the 3.6:1 Exchange Ratio. Adjusted outstanding shares of SFC used to calculate book value per common share are 4,556,452. For purposes of calculating the pro forma consolidated book value per share, 22,710,202 shares of Common Stock are deemed to be outstanding based on the issuance of 4,556,452 Exchange Shares, 17,853,750 Conversion Shares and 300,000 shares issued to the Foundation.

(5) Adjustment to record the effects of estimated one-time charges of approximately $6.0 million, $4.0 million net of tax effect, which are charged to earnings as incurred. Since the estimated charges are non-recurring, they have not been reflected in the pro forma consolidated income statements and related per share calculations.

         The estimated non-recurring charges (in thousands) consist of the following:

         Merger related professional fees                     $1,000*
         Employee severance and contract costs                 2,750
         Data processing and space-related costs               2,250
                                                             -------
                                                               6,000
         Tax benefit                                           2,000
                                                             -------
           Total estimated non-recurring charges              $4,000
                                                             -------
                                                             -------

        * Amount not tax effected as it is not deductible for federal and state income tax purposes.

(6) Reflects the adjustments set forth in Note (5) above, plus reclassification necessary to reflect the exchange of each share of SFC Common Stock previously held for 3.6 shares of the Company's Common Stock with a par value of $.01 (assuming no additional exercises of options to acquired SFC Common Stock) and the retirement of SFC shares previously held in treasury.

               Pro Forma Unaudited Consolidated Statements of Income
                   (Dollars in thousands, except per share data)


                                                                Six months ended June 30, 1998
                                                   -----------------------------------------------------
                                                      Citizens                                Pro Forma
                                                      Financial              SFC            Consolidated
                                                  ----------------    ----------------    ----------------

Interest income..............................             $30,279             $15,346             $45,625
Interest expense.............................              18,708               9,719              28,427
                                                         --------            --------              ------
Net interest income before provision
  for  losses on loans.......................              11,571               5,627              17,198
Provision for losses on loans................                  60                 135                 195
                                                        ---------            --------             -------
   Net interest income after provision
     for losses on loans.....................              11,511               5,492              17,003
Non-interest income..........................               1,605               1,847               3,452
Non-interest expense.........................               9,142               5,498              14,640
                                                          -------              ------              ------
   Income before income taxes................               3,974               1,841               5,815
Income taxes.................................               1,519                 657               2,176
                                                          -------             -------              ------
   Net income................................             $ 2,455             $ 1,184             $ 3,639
                                                          -------             -------              ------
                                                          -------             -------              ------
Diluted earnings per share...................                 N/A              $0.24(1)            $0.16(2)
                                                                              -------              ------
                                                                              -------              ------
Basic earnings per share.....................                 N/A              $0.28(1)            $0.16(2)
                                                                              -------              ------
                                                                              -------              ------

                                                             Year ended December 31, 1997
                                                      ---------------------------------------------
                                                      Citizens                                Pro Forma
                                                      Financial              SFC            Consolidated
                                                    -------------    ----------------    ----------------



Interest income..............................             $53,132             $30,120             $83,252
Interest expense.............................              32,377              18,481              50,858
                                                         --------             -------              ------
Net interest income before provision
for losses on loans..........................              20,755              11,639              32,394
Provision for losses on loans................               1,660                 180               1,840
                                                         --------            --------              ------
   Net interest income after provision
for losses on loans..........................              19,095              11,459              30,554
Non-interest income..........................               1,216               3,656               4,872
Non-interest expense.........................              17,321              10,825              28,146
                                                         --------             -------              ------
   Income before income taxes................               2,990               4,290               7,280
Income taxes.................................               1,214               1,500               2,714
                                                          -------              ------              ------
   Net income................................            $  1,776             $ 2,790             $ 4,566
                                                          -------              ------              ------
                                                          -------              ------              ------
Diluted earnings per share...................                 N/A              $0.58(1)            $0.20(2)
                                                                               ------              ------
                                                                               ------              ------
Basic earnings per share.....................                 N/A              $0.62(1)            $0.20(2)
                                                                               ------              ------
                                                                               ------              ------

                                                (Footnotes on following page)

             Pro Forma Unaudited Consolidated Statement of Income
                 (Dollars in thousands, except per share data)

                                                                 Year ended December 31, 1996
                                                      ----------------------------------------------
                                                        Citizens                           Pro Forma
                                                       Financial             SFC          Consolidated
                                                     --------------    --------------     ------------

Interest income..............................             $45,299             $26,457          $71,756
Interest expense.............................              25,802              15,916           41,718
                                                         --------             -------           ------
   Net interest income before provision for
     losses on loans.........................              19,497              10,541           30,038
Provision for losses on loans................                  60                 193              253
                                                         --------            --------           ------
   Net interest income after provision for
     losses on loans.........................              19,437              10,348           29,785
Non-interest income..........................                 980               3,281            4,261
Non-interest expense.........................              17,927              12,013           29,940
                                                         --------             -------           ------
   Income before income taxes................               2,490               1,616            4,106
Income taxes.................................                 996                 564            1,560
                                                         --------            --------           ------
   Net income................................            $  1,494             $ 1,052          $ 2,546
                                                         --------            --------           ------
                                                         --------            --------           ------
Diluted earnings per share...................                 N/A              $0.22(1)         $0.11(2)
                                                                             --------           ------
                                                                             --------           ------
Basic earnings per share.....................                 N/A              $0.23(1)         $0.11(2)
                                                                             --------           ------
                                                                             --------           ------

                                                                 Year ended December 31, 1995
                                                      ----------------------------------------------
                                                        Citizens                           Pro Forma
                                                       Financial             SFC          Consolidated
                                                     --------------    --------------     ------------

Interest income..............................             $43,451             $23,548             $66,999
Interest expense.............................              25,374              13,320              38,694
                                                          -------             -------             -------
Net interest income before provision for
   losses on loans...........................              18,077              10,228              28,305
Provision for losses on loans................                 120                  77                 197
                                                          -------            --------             -------
Net interest income after provision for losses
   on loans..................................              17,957              10,151              28,108
Non-interest income..........................               1,164               2,822               3,986
Non-interest expense.........................              13,133              10,084              23,217
                                                           ------             -------             -------
   Income (loss) before income taxes.........               5,988               2,889               8,877
Income taxes.................................               2,311               1,071               3,382
                                                           ------             -------             -------
   Net income................................             $ 3,677             $ 1,818             $ 5,495
                                                          -------            --------             -------
                                                          -------            --------             -------
Diluted earnings per share...................                 N/A              $0.37(1)            $0.24(2)
                                                                             --------             -------
                                                                             --------             -------
Basic earnings per share.....................                 N/A              $0.39(1)            $0.24(2)
                                                                             --------             -------
                                                                             --------             -------

                                        (Footnote on following page)

----------
(1) SFC historical weighted average number of shares outstanding as adjusted for the 3.6:1 Exchange Ratio used in the calculation of earnings per share ("EPS") are as follows:

                       Historical SFC       Historical SFC        Adjusted SFC          Adjusted SFC
                          Weighted             Weighted             Weighted              Weighted
                       Average  Shares      Average Shares       Average Shares        Average Shares
    Year Ending         Outstanding -        Outstanding -        Outstanding -         Outstanding -
    December 31,           Basic EPS          Diluted EPS           Basic EPS            Diluted EPS
---------------      -----------------     -----------------    ------------------    ------------------
        1997              1,260,900           1,340,882            4,539,240             4,827,175
        1996              1,258,174           1,310,574            4,529,426             4,718,066
        1995              1,296,695           1,349,847            4,668,102             4,859,449
Six Months Ended
June 30, 1998             1,270,647           1,394,303            4,574,329             5,019,491


(2) The weighted average number of shares outstanding used to calculate pro forma consolidated EPS are as follows:

                                       Pro Forma Weighted              Pro Forma Weighted
           Year Ending                   Average Shares                  Average Shares
          December 31,               Outstanding - Basic EPS        Outstanding - Diluted EPS
-----------------------------    -----------------------------   -----------------------------
              1997                         22,692,990                      22,980,925
              1996                         22,683,176                      22,871,816
              1995                         22,821,852                      23,013,199
Six Months Ended
June 30, 1998                              22,728,079                      23,173,241

         The number of shares in this table has been computed by increasing the weighted average number of SFC shares outstanding, adjusted for the 3.6:1 Exchange Ratio, as shown in footnote (1) above, by 17,853,750 Conversion Shares and 300,000 shares issued to the Foundation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CFS BANCORP, INC.

Date: October 7, 1998                       By: /s/ Thomas F. Prisby
                                               ------------------------------
                                                    Thomas F. Prisby
                                                    Chairman and
                                                    Chief Executive Officer